UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2007

COLD SPRING CAPITAL INC.
(Exact name of registrant as specified in its charter)

Delaware	0-32659	75-3192592
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

51 Locust Avenue, Suite 302
New Canaan, Connecticut, 06840
(Address of principal executive offices, with zip code)

(203) 972-0888
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(b) Resignation of Directors

Effective as of April 2, 2007, each of Evan E. Binder, Robert M. Chefitz, and I. Trevor Rozowsky resigned as directors of Cold Spring Capital, Inc. At the time of their resignation, Mr. Binder served as Chair of the Compensation Committee and was a member of the Audit Committee and the Nominating and Corporate Governance Committee, Mr. Chefitz served as Chair of the Nominating and Corporate Governance Committee and was a member of the Audit Committee and the Compensation Committee, and Mr. Rozowsky served as Chair of the Audit Committee and was a member of the Compensation Committee and the Nominating and Corporate Governance Committee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLD SPRING CAPITAL INC.

Date: April 3, 2007	By:	/s/ Joseph S. Weingarten
Joseph S. Weingarten President and Chief Financial Officer